                                                                                                                                    Sub-Item 77Q1(a)

The Dreyfus/Laurel Funds, Inc. (the “Registrant”)

Articles Supplementary, dated March 28, 2013, to the Registrant’s Articles of Incorporation are incorporated by reference to Post Effective Amendment No. 133 to the Registrant’s Registration Statement on Form N-1A, which was filed with the Securities and Exchange Commission on June 12, 2013.